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                                                                    Exhibit 23.4

                         INDEPENDENT AUDITORS' CONSENT


We consent to the reference to our firm under the caption "Experts" and to use of our report dated February 12, 1993, with respect to the financial statements of Concho Bancshares, Inc. included in the Registration Statement (Form S-4) and related prospectus.



                                              ARMSTRONG, BACKUS & CO., L.L.P.


February 4, 1994